[GRAPHIC IN BACKGROUND]

                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                            INC.



                                                                          ANNUAL
                                                                          REPORT
                                                                JANUARY 31, 2002

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
-------------------
Annual Financial Information

RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.

                                                                JANUARY 31,
                                                     ---------------------------------
  FISCAL YEAR*                                          2002         2001         2000
  ------------------------------------------------------------------------------------
  Total investment income                            $33,833      $32,962      $34,713
  Total investment income per share                     1.10         1.08         1.14
  Net investment income                               29,780       29,102       28,838
  Net investment income per share                       0.97         0.95         0.95
  Net realized and unrealized gain (loss)              2,648       19,501      (25,159)
  Net realized and unrealized gain (loss) per
     share                                              0.09         0.64        (0.83)
  Net asset value at end of year                       11.20        11.14        10.56
  Market price at end of year                          10.90        10.35         9.13
  Total return on net asset value                      10.23%       17.37%        2.70%
  Total return on market price                         15.46%       26.13%        2.99%
  Dividend from net investment income per share      $  1.00      $  1.01      $  1.02
  Effective dividend yield**                            9.17%        9.76%       11.17%

* In thousands (000's) except per share data.
** Annual dividend divided by year-end market price.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

                                                             [LUKE KNECHT PHOTO]

February 7, 2002

Dear Stockholders;

2001 was an eventful year for the RCM Strategic Global
Government Fund, Inc. (the "Fund" or "RCS"). Once again, the
Fund was able to deliver strong investment results to stockholders as reflected in a rise in the Fund's stock price from $10.35 to $10.90 and payment of total dividends of $0.998 per share. A second major accomplishment during the year was the completion of the merger between the Fund and the Dresdner RCM Global Strategic Income Fund, Inc. ("DSF"), resulting in an increase of $40,985,851 in the net assets of the Fund. As discussed more fully below, I believe the completion of this merger will provide stockholders a number of benefits in the years ahead. Finally, the acquisition of Dresdner Bank by Allianz AG in August of 2001 led to a change in the organization of Dresdner RCM's fixed income investment group. As a result, effective February 8, 2002, responsibility for the management of the Fund changed from Dresdner RCM Global Investors LLC ("Dresdner RCM" or the "investment adviser") to its affiliate Pacific Investment Management Company LLC ("PIMCO"). As more fully explained below, PIMCO is a premier bond management firm that I strongly believe is fully capable of maintaining the successful record of the Fund.

Interest rates fell across the maturity spectrum in 2001 as the Federal Reserve aggressively lowered short-term interest rates in an attempt to reinvigorate the slowing United States economy. In total, the Federal Reserve lowered short rates 11 times between January 1, 2001 and December 31, 2001. The impact of these actions on the bond market was greatest in the short and intermediate part of the yield curve. For example, the two-year treasury note's yield fell from 5.09% to 3.02% in the course of the calendar year while the ten-year treasury note's yield declined from 5.11% to 5.05%. This overall decline in yields caused the prices of most fixed income securities to rise, resulting in a favorable return for the bond market as a whole.

 NEW FUND NAME:
 PIMCO STRATEGIC GLOBAL GOVERNMENT FUND
 NYSE TRADING SYMBOL: RCS (UNCHANGED)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

This favorable environment for bonds was reflected in another strong year for the Fund, which produced a 10.23% return on net asset value. This return resulted from an increase in net asset value ("NAV") from $11.14 to $11.20 per share at fiscal year-end in combination with payment of $0.998 in dividends. The overall Fund return of 10.23% was again in excess of the 7.55% return of the broad bond market as measured by the Lehman Brothers Aggregate Bond Index. The favorable results reflect the investment adviser's success in managing interest rate, yield curve and sector exposures within the Fund. In a year marked by numerous high-profile bankruptcies and credit problems, I am pleased to report that the Fund's emphasis on government and government-related issuers mitigated the impact of such events. The favorable environment for bonds, the high credit quality profile of the Fund and its stable dividend policy are all factors that I believe resulted in the share price of the Fund increasing from $10.35 to $10.90 during the course of this fiscal year. When combined with dividends received, the total return on market value for those holding Fund shares during the entire fiscal year was 15.46%.

For the twelve months ended January 31, 2002, the Fund earned total gross investment income of $33,833M or $1.10 per share. This is up from gross earnings in the prior fiscal year when the Fund earned $32,962M or $1.08 per share. The primary reason income was higher in this fiscal year was the sharp decline in short-term interest rates. While lower rates reduced the earning rate on some Fund assets such as mortgage related securities, it also positively impacted the Fund's effective cost of borrowing. The net effect was an increase in the income derived from financed mortgage holdings (mortgage TBA's). In the past fiscal year, these holdings contributed $6,535M in income versus $2,654M in the prior fiscal year. Net investment income for the period was $29,780M or $0.97 per share versus $29,102M or $0.95 per share in the prior fiscal year. Please refer to the MD&A for a full discussion of each of the Fund's principal areas of focus.

For the sixth consecutive year, the Fund was able to produce income in excess of the $.074 monthly dividend for the fiscal year and consequently was able to pay a special dividend of $0.11 at year-end. This brought total dividend distributions for the fiscal year to $0.998 versus $1.014 in the prior fiscal year. In reviewing the data on the inside front cover of this report, you will note that total dividends again exceeded the reported net investment income per share. This is because the Fund is required to pay out at least 98% of taxable income as defined by the IRS and that amount was again higher than the net investment income per-share figure reported of $0.97. Based on the beginning NAV of $11.14 per share, the $0.998 in dividends paid

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

represented a distribution rate of about 9.0% which was again well in excess of the yield on high-quality intermediate maturity debt obligations.

As noted above, two other significant events occurred during the Fund's fiscal year, one of which was the completion of the merger of DSF into the Fund. The merger was effective January 18, 2002 and resulted in the issuance of 3,669,726 additional RCS common shares with a value of $40,985,851. Immediately following the merger, the total assets of the Fund were $381,805,869. The Fund's Board of Directors supported this merger as being in the best interests of stockholders for a variety of reasons. Most immediately, the larger asset base of the Fund following the merger was projected to result in a lower overall expense structure going forward. Other projected benefits included larger average trading volume in the Fund's shares. The true impact of the merger will only be apparent over time.

The other significant event to report is the acquisition of Dresdner Bank, the parent of Dresdner RCM, by Allianz AG. The combination of these two organizations resulted in duplicative fixed income portfolio management capabilities in the combined firm. A number of options to resolve the redundancies were explored by Dresdner RCM and the Board of Directors of the Fund. In December of 2001, Dresdner RCM reached a final decision to discontinue the fixed income portfolio management operations in its San Francisco office and to seek client approval to have PIMCO assume management of all fixed income client portfolios. After carefully considering the options, the Board unanimously approved PIMCO as the successor manager to the Fund. I believe that in appointing PIMCO as the successor manager, the Board has selected an adviser with a strong track record in management of other closed-end funds and demonstrated expertise in each of the Fund's principal areas of focus: U.S. mortgage-backed securities, emerging market debt and developed foreign market debt. The Fund has entered into a 150-day interim agreement with PIMCO to act as the Fund's investment manager, with the intention of seeking stockholder approval of a longer-term agreement at this year's annual meeting. The Board also approved an administrative service agreement pursuant to while PIMCO replaced State Street Bank and Trust Company as the Fund's administrator. Full details of the terms under which PIMCO will provide services to the Fund will be forthcoming in proxy material. However, it is worth noting that the asset-based fee PIMCO will charge to manage the Fund's assets going forward is approximately 8 basis points lower than the fee charged under the Fund's prior contract with Dresdner RCM.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

This will be my last letter to you as Chairman of the Fund. Consistent with PIMCO's assumption of duties as the Fund's investment adviser, Mr. Brent R. Harris, a Managing Director of PIMCO with extensive experience in bond fund management, will be assuming my role as Chairman. On behalf of the Board, I thank stockholders for your continued interest in the Fund. It was indeed an eventful year in which the groundwork was laid for the future continued success of the Fund. I also wish to thank all those involved whose diligence and expertise again provided stockholders with a high-quality, steady income stream. As always, your thoughts and comments are welcome and should be directed to PIMCO's shareholder services group at 1-800-927-4648.

[/s/ Luke Knecht]

Luke Knecht
Chairman of the Board and President

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
----------------------------------------------

MARKET REVIEW There is little doubt that 2001 will be remembered as one of the more volatile investing environments in recent memory. We are pleased that, despite the many challenges presented during the year, the RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") again posted positive absolute returns for the fiscal year ended January 31, 2002. Bonds were the asset class of choice during much of the period in large part due to the ongoing deterioration of the U.S. and global economies beginning in 2000. During the fiscal period, the Fund's net asset value ("NAV") per share increased by 0.54%, and the Fund paid dividends equal to 8.91% of NAV for a total return on NAV of 10.23%. For comparison purposes, stocks (as measured by the S&P 500) returned a dismal -16.15% for the same period, while the Lehman Aggregate Bond Index Index posted a 7.55% total return.

The United States economy continued its slide which started in 2000. The National Bureau of Economic Research declared that the United States economy has been in a recession since March 2001, although the current recession doesn't fit the widely understood description of two consecutive quarters of negative growth. Initial fourth quarter Gross Domestic Product ("GDP") was reported at 0.2% versus -1.3% for the third quarter. Other evidence supported the claim of recession. Manufacturing indicators dipped to levels not seen since the 1990 recession. The National Association of Purchasing Managers Index (NAPM, now called ISM) fell to 41.2 (levels below 50 indicate contraction), and is just now beginning to recover. The labor market exhibited weakness, with the unemployment rate hitting 5.8%, a seven-year high, and weekly jobless claims, though generally volatile, topping 500,000 during October (the highest level since
1992), then falling below 400,000, during the Fund's fourth quarter, for the first time since August 2001. The terrorist attacks of September 11 exacerbated the deteriorating economic situation with an abrupt change in investor and business sentiment. Consumer confidence fell sharply, followed by increased job layoffs and sharply reduced profit expectations. Investors fled corporate bonds on concerns that the threat of terrorism would squash consumer spending and make it harder for companies to service their debt. Likewise, investors sold equities in favor of high quality government-backed securities, particularly treasuries. It was only midway during the fourth quarter that investors began to find signs of hope and rebirth in the economy. The manufacturing sector showed signs of bottoming during the quarter, as NAPM climbed back to levels last seen in October 2000, while non-manufacturing NAPM finally reached above the key level of 50 (which indicates expansion). Confidence indicators staged a small rebound, as both the Conference Board and the University of Michigan surveys improved during the quarter. Consumer spending remained resilient, as retail sales growth improved during the

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

fourth quarter from depressed post September 11 levels. Consumers bought autos (due to successful incentive programs) and real estate (which bounced back especially in December after depressed levels earlier in 2001). Additionally, the need for inventory replenishment increased at an opportune time.

Against this backdrop of slowing growth and rising unemployment, the Federal Reserve aggressively reduced short-term interest rates during the entire fiscal year in an effort to cushion the severity of the downturn. In total, the Federal Reserve lowered the targeted Federal Funds rate 11 times during this cycle, by a total of 475 basis points to the current level of 1.75%, where it stood as of January 31, 2002. For reference, this is the lowest Federal Funds rate in the last 40 years. In the aftermath of the September 11 terrorist attacks, the Federal Reserve and other central banks around the world intervened to ensure proper liquidity in financial markets and to try to stem the effects of the attacks on confidence and to preempt future weakness in global markets.

RCS FUND REVIEW As we have indicated in past reports, RCS continues to rely on three primary bond market segments to meet stockholder income objectives: United States domestic markets, developed foreign markets, and emerging markets.

Once again, United States dollar investments constituted the majority of the Fund's holdings and were primarily concentrated in mortgage pass-through securities. As discussed previously, the United States bond market performed well during the review period. As the Federal Reserve continued to ease interest rates throughout the period, bond yields generally decreased, particularly shorter maturities. In a declining rate environment, mortgages often lag behind treasuries because of the homeowners' option to prepay or refinance their mortgages to obtain a more attractive rate. The yield curve continued to steepen, significantly improving the attractiveness of mortgages to a wide range of buyers. Demand for mortgages overwhelmed record levels of supply leading to slight outperformance for this sector versus the broader market during the review period. The only major change in the mortgage component of the Fund's portfolio during the year was the purchase of slight premium-coupon mortgage bonds. The superb risk adjusted yield of slight premium coupon mortgages relative to discount and premium coupon mortgages was the catalyst for the restructuring. This strategy was the primary contributor to income growth in the Fund. TBA's continued to comprise a significant piece of the Fund's mortgage passthrough component. Mortgage TBA's are financed mortgage passthrough transactions with extended settlements. These types of transactions allow RCS to

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

earn the spread between the yield on the underlying mortgage securities and short-term interest rates. During the review period, the Fund continued its use of total return swaps on indices as an efficient means to gain exposure to investment-grade corporate and commercial mortgage-backed securities. This strategy allowed the Fund to diversify its holdings in these two sectors, as well as lock in the yield spreads on those securities versus treasuries. Because of the event risk inherent in corporate bonds, especially amid the economic environment over the last year, the Fund was well-positioned to remain insulated from credit-specific event risk by holding corporate and CMBS exposure via swaps.

The second primary strategy for RCS, developed foreign markets, took the form of interest-rate swaps during the period. Interest rate swaps are an efficient means to create and manage exposure to foreign markets without assuming currency risk. We continued to hold interest rate swaps in Switzerland and Japan because of the income advantage given the relative steepness of the two countries' yield curves.

The third strategy, emerging market debt, had a terrific, though volatile, year. The JP Morgan Emerging Market Bond Index Plus achieved a 12.2% return for the period. We pre-emptively and systematically reduced the Fund's exposure to Argentina upon seeing glimpses of future difficulties in the region. The Fund's position was reduced, from almost 20% of the emerging markets component at the beginning of the year to about 2% by the end of July, to 0% when the situation flared up in the fourth quarter of 2001. Thus, the emerging market debt in RCS had lower volatility and outperformed the broad emerging market indices. In addition, the emerging market segment of the portfolio remains very well diversified across 14 countries. During the period, we took advantage of market weakness to purchase higher rated credits in Mexico, China, Korea, Malaysia and India. Although less than 11.1% of the market value of the Fund is invested in emerging market debt, over 24.6% of the Fund's income was generated through this sector because of its attractive yields.

FINANCIAL LEVERAGE Financial leverage has been an integral part of Dresdner RCM's income and duration management strategies for RCS. Financial leverage results when the Fund purchases securities with borrowed funds or otherwise achieves a similar result using derivatives, such as interest rate swaps and mortgage TBA's. Such leveraged transactions are intended to allow RCS to earn the spread between the yield of the purchased security and the cost of the borrowing, usually a function of short-term interest rates. A financed transaction may thus increase fund income to the extent of the interest rate spread. However, if short-term interest

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

rates increase, that spread is likely to narrow and could even result in a negative spread. Further, when a fund's manager employs financial leverage in managing the fund's portfolio, the value of an investment in that fund will be more volatile and all other risks of investing tend to be compounded. In particular, the use of financed securities transactions increases the fund's overall duration risk (i.e., the risk of declining values due to increased interest rates), and, if the cost of the borrowing is variable, creates an increased sensitivity of the Fund to rising short-term interest rates. Stockholders of the Fund are thus exposed to greater risks than they would be if leverage were not employed, including the possibility that amounts available for distribution as dividends will decrease if the income derived from leveraged securities is not sufficient to cover the costs of the financing, as well as the likelihood of greater volatility in the net asset value and potentially greater volatility in the market value of Fund shares. A closed-end fund's use of leveraged transactions is limited by law.

To manage overall duration risk, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged 32.3 million in bonds sold forward during the period. At January 31, 2002, there were $77.6 million in similar positions.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $6.5 million in income, or 19.3% of the Fund's total income, in the annual period on average volume of $311.1 million. The income contribution appears on the Statement of Operations as Fee Income. At January 31, 2002, there were $350.4 million in mortgage dollar rolls. As required by SEC pronouncements, the Fund has segregated $278.5 million in high-quality, liquid assets to meet any contractual obligations under the mortgage dollar rolls.

Since 1994 RCS has used interest-rate swaps/total return swaps for managing income, duration and exposure to changing short-term interest rates. RCS averaged $137.1 million in notional interest rate swaps. The income from swaps was $2.4 million and is included in the Fund's interest income. At January 31, 2002, there were $115.0 million in notional interest rate swaps based on developed foreign and domestic mortgage interest rates. During the period, RCS entered into $65.0 million notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions. Under these interest rate swaps, RCS was entitled to receive a short-term interest rate and was obligated to pay a longer-term interest rate on a notional amount fixed by the contract.

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

DISCOUNT TO NET ASSET VALUE We are pleased to report that the discount to Net Asset Value has narrowed significantly. At January 31, 2001, the discount was 7.1%, and it subsequently narrowed to 2.7% by January 31, 2002, a narrowing of 4.4% of the Fund's discount. In fact, the Fund traded at a premium to NAV several times throughout the review period. We recognize that the market price at which shares of the Fund trade is influenced by a variety of factors, many of which are beyond the control of Fund management. We believe, however, that a number of favorable factors contributed to the decline in the discount during this review period, including a continued favorable environment for bonds in light of the U.S. economic slowdown and stability in the income prospects for the Fund.

MARKET OUTLOOK As noted in the Chairman's Letter to Stockholders in this report, Pacific Investment Management Company LLC (PIMCO) has assumed the role of the investment adviser to the Fund as of February 8, 2002. Accordingly, the market outlook section of this report reflects PIMCO's view of the investment environment ahead.

The global economy will continue to rely on the United States as the main engine of growth in 2002. Management expects the United States economy to rebound from its current recession and then settle lower, producing average growth of a modest 2% to 2.5%. In Europe, where the economic downturn has been milder, recovery will be more tepid, averaging about 1%. Japan will see more contraction in growth and continued deflation.

In the United States, business and consumer risk-taking, depressed by uncertainty after the terrorist attacks and the bursting of New Economy investment and consumption bubbles, will begin to revive and lead the upturn. Risk appetites will recover because of more abundant liquidity resulting from Federal Reserve easing; more stimulative fiscal policy; increased consumer income due to lower mortgage rates and sharply lower gasoline prices; and because there is room for corporate profits to improve in light of the deceleration of inventory de-stocking and favorable trends in the (prices received)/(prices paid) ratio.

However, investors banking on a return to the exuberant growth of the late 1990s will be disappointed. Business investment growth (other than inventory restocking), a major driver of New Economy growth, will not contribute to recovery this time. Stuck with excess capacity, corporations will continue to limit capital expenditures.

Corporate belt-tightening will not be confined to capital budgets. Under pressure from shareholders to boost stock prices, management may use layoffs and/or wage cuts to bolster

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

profits, especially in industries where pricing power remains weak. The resulting anxiety about unemployment and incomes will limit the resurgence in consumption.

Concerns that monetary stimulus and a pickup in growth will lead to more inflation are misplaced. Management expects modest disinflation in the United States and Europe, and continued deflation in Japan, due to lower energy prices and lingering capacity overhang. Tame inflation and modest growth will result in a more range-bound interest rate environment.

PIMCO believes the Fund is well positioned to continue to achieve its primary objective of income generation. Please refer to the February 22, 2002 press release for more information on PIMCO and its capabilities in achieving the Fund's objectives. The press release can be found in the "Publications" section of the website at www.rcsfund.com.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
-------------------------------------
(Unaudited)

                                                      2002         2002            2001         2001
                                                PERCENTAGE      (000'S)      PERCENTAGE      (000'S)
----------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                             46.9%      $15,865           49.7%      $16,397
  Mortgage Projects/CMOs                              0.5%          174            4.2%        1,381
  Commercial Mortgage Securities                      4.1%        1,392              --           --
  Corp Bonds                                          0.8%          259            1.6%          526
  Mortgage Dollar Rolls                              19.3%        6,535            8.0%        2,654
  Cash & Other                                        1.6%          530            6.9%        2,281
----------------------------------------------------------------------------------------------------
  Total United States                                73.2%       24,755           70.4%       23,239
----------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Japan                                               1.4%          482            1.4%          450
  Switzerland                                         0.7%          225            1.0%          326
  Luxembourg                                          0.1%           18              --           --
----------------------------------------------------------------------------------------------------
  Total Developed Foreign                             2.2%          725            2.4%          776
----------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Brazil                                              5.9%        1,995            6.0%        1,977
  Russia                                              5.2%        1,751            6.0%        1,973
  Mexico                                              3.6%        1,219            3.6%        1,201
  Argentina                                           2.4%          824            4.8%        1,586
  Venezuela                                           1.3%          457            2.0%          671
  Ecuador                                             1.0%          354              --           --
  Korea                                               1.0%          336            0.8%          266
  Bulgaria                                            0.9%          301            1.1%          360
  Philippines                                         0.8%          285            1.0%          325
  China                                               0.7%          230              --           --
  India                                               0.5%          177              --           --
  Jamacia                                             0.5%          166              --           --
  Columbia                                            0.4%          122              --           --
  Israel                                              0.3%           94              --           --
  Malaysia                                            0.3%           93              --           --
  Peru                                                0.0%           11              --           --
  Indonesia                                          (0.2%)         (62)           0.6%          187
  Turkey                                                --           --            0.8%          263
  Panama                                                --           --            0.1%           19
  Other                                                 --           --            0.4%          119
----------------------------------------------------------------------------------------------------
  Total Emerging Markets                             24.6%        8,353           27.2%        8,947
----------------------------------------------------------------------------------------------------
  Total RCS Investment Income                       100.0%      $33,833          100.0%      $32,962
====================================================================================================

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
January 31, 2002

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 185.1%*
BRAZIL -- 4.9%
USD                         CESP -- Compannhia Energetica de Sao Paulo
                   2,000    10.50%, 03/05/2004, Series 144A**                         $   1,935,000
                            Federal Republic of Brazil
                   3,363    C Bond, 8.00%, 04/15/14                                       2,593,699
                   4,738    10.13%, 05/15/27                                              3,494,275
                   9,580    12.25%, 03/06/30                                              8,291,490
                            Petrobras International Finance
                   2,230    9.88%, 05/09/2008, Series 144A**                              2,263,450
                                                                                      -------------
                            Total Brazil                                                 18,577,914
                                                                                      -------------
BULGARIA -- 1.4%
USD                         National Republic of Bulgaria
                   5,039    4.56%, Step-Up Coupon, 07/28/12***                            4,453,216
                     983    4.56%, Floating Rate, 07/28/11***                               845,440
                                                                                      -------------
                            Total Bulgaria                                                5,298,656
                                                                                      -------------
CHINA -- 0.5%
USD                         GH Water Supply Holdings Ltd.
                   1,988    7.00%, 06/22/08, Series 144A**                                1,888,600
                                                                                      -------------
COLOMBIA -- 0.8%
USD                         National Republic of Colombia
                   3,278    11.75%, 02/25/20                                              3,205,884
                                                                                      -------------
ECUADOR -- 1.0%
USD                         Republic of Ecuador
                   7,712    5.00%, 08/15/30, Series 144A**                                3,933,120
                                                                                      -------------
HONG KONG -- 0.3%
USD                         Bangkok Bank Pub. Co. (HK)
                   1,500    9.03%, 03/15/29, Series 144A**                                1,320,000
                                                                                      -------------
INDIA -- 0.5%
USD                         Reliance Industries Ltd.
                   2,180    10.50%, 08/06/46, Series 144A**                               2,050,318
                                                                                      -------------
JAMAICA -- 0.7%
USD                         Government of Jamaica
                   2,655    11.75%, 05/15/11, Series 144A**                               2,781,113
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
January 31, 2002

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
KOREA -- 0.8%
USD                         Hanvit Bank
                   2,569    12.75%, 03/01/10, Series 144A**                           $   2,942,019
                                                                                      -------------
MALAYSIA -- 0.6%
USD                         Petroliam Nasional
                   2,300    7.63%, 10/15/26                                               2,202,480
                                                                                      -------------
MEXICO -- 2.9%
USD                         Grupo Elektra S.A.
                   1,115    12.00, 04/01/08                                               1,126,150
                            United Mexican States
Euro               6,440    7.38%, 07/06/06                                               5,773,361
USD                  395    8.63%, 03/12/08                                                 427,002
USD                3,480    9.88%, 02/01/10                                               3,915,000
                                                                                      -------------
                            Total Mexico                                                 11,241,513
                                                                                      -------------
PHILIPPINES -- 0.8%
USD                         Republic of Philippines
                   1,600    9.38%, 01/18/17                                               1,580,000
                   1,525    10.63%, 03/16/25                                              1,505,938
                                                                                      -------------
                            Total Philippines                                             3,085,938
                                                                                      -------------
RUSSIA -- 4.9%
USD                         Russian Federation
                   2,680    11.00%, 07/24/18                                              2,726,900
                  11,727    12.75%, 06/24/28, Series 144A**                              13,295,486
                   4,437    5.00%, Floating Rate, 03/31/30, Series 144A** ***             2,717,663
                                                                                      -------------
                            Total Russia                                                 18,740,049
                                                                                      -------------
VENEZUELA -- 0.7%
USD                         Republic of Venezuela
                     857    2.88%, Floating Rate, 12/18/07***                               614,991
                   3,000    3.00%, Floating Rate, 03/31/20***                             2,055,000
                                                                                      -------------
                            Total Venezuela                                               2,669,991
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
January 31, 2002

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
UNITED STATES -- 164.3%
USD                         MORTGAGE-BACKED SECURITIES -- 162.7%
                   5,507    FHA Project Pool, 7.43%, 06/01/24****                     $   5,566,097
                  22,022    FHLMC 6.50%, 2031 - 2032****                                 22,160,074
                  31,099    FHLMC 7.50%, 2025 - 2030****                                 32,294,100
                   1,347    FHLMC 8.00%, 2024****                                         1,418,675
                   4,505    FNMA 6.00%, 2031****                                          4,431,449
                 103,896    FNMA 6.50%, 2024 - 2031****                                 104,513,158
                  26,559    FNMA 7.00%, 2004 - 2031****                                  27,190,135
                  17,001    FNMA 7.50%, 2026 - 2031****                                  17,645,374
                  33,977    GNMA 7.00%, 2024 - 2029****                                  34,922,145
                  19,924    GNMA 7.50%, 2006 - 2028****                                  20,783,426
                   1,385    GNMA 8.00%, 2016 - 2022****                                   1,459,583
                     134    GNMA 8.50%, 2016 - 2023****                                     142,067
                 302,400    FNMA 6.50%, 2032 TBA*****                                   304,193,232
                  45,100    FNMA 7.00%, 2032 TBA*****                                    46,171,125
                                                                                      -------------
                            Total Mortgage-Backed Securities                            622,890,640
                                                                                      -------------
USD                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
                            DLJ Mortgage Acceptance Corp.
                   3,478    Series 1994-MF11, Class A3, 8.10%, 07/18/04****               3,460,445
                            G E Capital Mortgage Services, Inc.
                   2,534    Series 1994-12, Class B1, 6.00%, 04/25/09****                 2,539,032
                                                                                      -------------
                            Total Collateralized Mortgage Obligations                     5,999,477
                                                                                      -------------
                            Total United States                                         628,890,117
                                                                                      -------------
TOTAL LONG-TERM DEBT SECURITIES -- (COST $694,145,997)                                  708,827,712
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
January 31, 2002

               PRINCIPAL/
COUNTRY/           SHARES                                                                VALUE (US$)
CURRENCY          (000'S)    DESCRIPTION                                                    (NOTE 1)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
UNITED STATES -- 3.8%
USD                          U.S. GOVERNMENT SECURITIES -- 1.2%
                   4,500     United States Treasury Bills, 1.88%, 2/14/2002            $   4,497,335
                                                                                       -------------
USD                          MONEY MARKET FUNDS -- 2.6%
                   9,876     SSgA U.S. Government Money Market Fund                        9,876,043
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $14,373,378)                                        14,373,378
                                                                                       -------------
TOTAL INVESTMENTS -- 188.9% (COST $708,519,375)                                          723,201,090
                                                                                       -------------
Payable for delayed delivery investments purchased -- (91.5)%                           (350,364,357)
Payable for Investments Sold on a Forward Commitment Basis -- (20.5)%+                   (78,334,758)
Other Assets Less Liabilities -- 23.1%++                                                  88,329,079
                                                                                       -------------
NET ASSETS -- 100.0%                                                                   $ 382,831,054
                                                                                       =============

TERMS
Euro   -- Euro Dollar
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GNMA   -- Government National Mortgage Association
TBA    -- To Be Announced, Standard Settlement
USD    -- United States Dollar

     *Percentage of Net Assets
   **Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public, if registered. The Fund may from time to time invest in securities that are subject to legal or contractual restrictions on resale. As a result, the sale price of the 144A securities compared to the market price may have a larger spread than registered securities.
  ***Floating Rate or Step-Up Coupon security. Interest rate shown is rate in effect at January 31, 2002.
 ****All or a portion of these securities have been segregated to cover the
     Fund's leverage transactions.
*****Settlement of mortgage-backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At January 31, 2002, the value of the Fund's forward commitment purchases was $350,364,357.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
January 31, 2002

+ On a forward commitment basis, the Fund has agreed to deliver the following
  U.S. Treasury securities:

            PRINCIPAL
CURRENCY      (000'S)    DESCRIPTION                                                    VALUE (US$)
---------------------------------------------------------------------------------------------------
USD          $16,125     U.S. Treasury Bonds 5.25%, 11/15/28                          $  15,248,123
              25,000     U.S. Treasury Bonds 5.25%, 02/15/29                             23,652,250
              18,500     U.S. Treasury Bonds 6.13%, 08/15/29                             19,786,305
              18,000     U.S. Treasury Bonds 6.25%, 05/15/30                             19,648,080
             -------                                                                  -------------
             $77,625     (Proceeds $78,851,492)                                       $  78,334,758
             =======                                                                  =============

++ As of January 31, 2002, the Fund had the following outstanding swap agreements denominated in U.S. dollars:

            COUNTER-
NOTIONAL       PARTY                                                SWAP                             UNREALIZED
  AMOUNT      CREDIT                             TERMINATION    MATURITY        RATE     RATE      APPRECIATION
 (000'S)      RATING    COUNTRY/ISSUER                  DATE        DATE    RECEIVED     PAID    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
$ 65,000          AA    CMBS Total
                        Return Index(a)             02/28/02    02/28/02       1.60%    1.53%    $      791,700
  25,000          AA    Japan(b)                    03/15/02    03/15/02       2.12%    0.08%(c)      1,640,100
  25,000          AA    Switzerland(d)              03/15/02    03/15/02       4.02%    2.83%(e)        527,950
---------------------------------------------------------------------------------------------------------------
$115,000                                                                                         $    2,959,750
---------------------------------------------------------------------------------------------------------------

(a)Total return swap with J.P. Morgan. The fund receives fixed interest rates quarterly. In addition, the Fund pays a fixed rate of 1.53% on the swap maturity date. At termination, the Fund will receive or pay the total return of the Lehman Brother Commercial Mortgage-Backed Securities ("CMBS") Investment Grade Index less the total return of the J.P. Morgan U.S. Treasury 7-10 Index adjusted for interest received or paid. The CMBS and U.S. Treasury 7-10 indices are broad market indices for U.S. investment-grade commercial mortgage-backed securities and U.S. treasuries. In addition, at termination the Fund is obligated to repay the fair value of quarterly income streams received.

(b)On termination date of the interest rate swap, the Fund will receive or pay an additional amount, dependent upon whether the 8-year Japanese Swap Rate is higher or lower than the Annual Fixed Payment Rate of 2.12% paid to the Fund on a quarterly basis.

(c)Floating rate based on the country's interbank offered rate, but fixed through March 15, 2001.

(d)On termination date of the interest rate swap, the Fund will receive or pay an additional amount, dependent upon whether the 8-year Swiss Swap Rate is higher or lower than the Annual Fixed Payment Rate of 4.02% paid to the Fund on a quarterly basis.

(e)Floating rate based on the country's interbank offered rate, but fixed through March 15, 2001.

    The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------
January 31, 2002

       ASSETS:
         Investments, at value (cost $708,519,375)                     $723,201,090
         Cash                                                                43,619
         Proceeds from investment sold on a forward commitment
            basis                                                        78,851,492
         Receivable for investments sold                                  4,647,777
         Receivable for interest rate swap contracts, net                 2,959,750
         Interest receivable                                              4,960,489
                                                                       ------------
              Total Assets                                              814,664,217
                                                                       ------------
       LIABILITIES:
         Payable for delayed delivery investments purchased             350,364,357
         Payable for investments purchased                                1,989,770
         Investments sold on a forward commitment basis                  78,334,758
         Deferred fee income on dollar rolls                                559,464
         Payable for:
            Investment management fees                                      287,771
            Administration fees                                              28,958
            Professional fees                                               109,460
            Custodial fees                                                   10,150
            Directors' fees                                                   1,393
            Printing and postage expenses                                    41,445
            Merger expenses                                                  70,899
            Other expenses                                                   34,738
                                                                       ------------
              Total Liabilities                                         431,833,163
                                                                       ------------
       NET ASSETS                                                      $382,831,054
                                                                       ============
       NET ASSETS CONSIST OF:
         Paid-in capital                                               $425,687,283
         Accumulated undistributed net investment income                  1,841,553
         Accumulated net realized gain (loss) on investments,
            foreign currency transactions, interest rate swaps and
            forward commitments                                         (62,748,153)
         Net unrealized appreciation (depreciation) on investments, foreign currency translations, interest rate swaps and
            forward commitments                                          18,050,371
                                                                       ------------
       NET ASSETS                                                      $382,831,054
                                                                       ============
       NET ASSET VALUE PER SHARE
         (34,185,526 shares outstanding)                               $      11.20
                                                                       ============

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
------------------------------
For the Year Ended January 31, 2002

       INVESTMENT INCOME:
         Income:
            Interest                                                   $27,297,789
            Fee income                                                   6,535,201
                                                                       -----------
         Total investment income                                        33,832,990
                                                                       -----------
         Expenses:
            Investment management fees                                   3,237,628
            Administration fees                                            262,742
            Professional fees                                              206,562
            Printing and postage expenses                                   68,886
            Custodial fees                                                  68,625
            Registration and filing fees                                    32,916
            Directors' fees and expenses                                    68,705
            Transfer agent fees                                             20,951
            Merger fees                                                    125,887
            Other expenses                                                  50,212
                                                                       -----------
         Total expenses before waivers and reimbursements                4,143,114
         Less: Expenses waived and reimbursed by Investment Manager
            and Administrator                                              (90,305)
                                                                       -----------
         Total net expenses                                              4,052,809
                                                                       -----------
         Net investment income                                          29,780,181
                                                                       -----------
       NET REALIZED AND UNREALIZED GAIN (LOSS):
         Net realized gain (loss) on investments, foreign currency
            transactions, interest rate swaps and forward
            commitments                                                  4,541,512
         Net change in unrealized appreciation (depreciation) on
            investments, foreign currency translations, interest
            rate swaps and forward commitments                          (1,893,530)
                                                                       -----------
         Net realized and unrealized gain (loss) on investments          2,647,982
                                                                       -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $32,428,163
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------

                                                                    YEAR ENDED            YEAR ENDED
                                                                 JANUARY 31, 2002      JANUARY 31, 2001
                                                                 ----------------      ----------------
       OPERATIONS:
         Net investment income                                   $     29,780,181      $     29,102,169
         Net realized gain (loss) on investments, foreign
            currency transactions, interest rate swaps and
            forward commitments                                         4,541,512           (29,747,152)
         Net change in unrealized appreciation
            (depreciation) on investments, foreign currency
            translations, interest rate swaps and forward
            commitments                                                (1,893,530)           49,248,565
                                                                 ----------------      ----------------
         Net increase in net assets resulting from
            operations                                                 32,428,163            48,603,582
       DISTRIBUTIONS TO SHAREHOLDERS:
         Dividends from net investment income                         (30,454,768)          (30,943,021)
                                                                 ----------------      ----------------
       NET INCREASE FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares issued in connection with
            fund merger                                                40,985,851                    --
                                                                 ----------------      ----------------
         Net increase in net assets                                    42,959,246            17,660,561
                                                                 ----------------      ----------------
       NET ASSETS:
         Beginning of year                                            339,871,808           322,211,247
                                                                 ----------------      ----------------
         End of year*                                            $    382,831,054      $    339,871,808
                                                                 ================      ================
       * Includes accumulated undistributed net investment
         income of                                               $      1,841,553      $      2,278,334
                                                                 ================      ================

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------------
For the Year Ended January 31, 2002

       CASH FLOWS FROM OPERATING ACTIVITIES:
         Investment income received                                    $    27,434,527
         Operating expenses paid                                            (3,870,365)
         Purchase of long-term portfolio investments*                   (2,083,076,877)
         Proceeds from disposition of long-term portfolio
            investments*                                                 2,081,969,050
         Net proceeds from short-term investments                              278,744
                                                                       ---------------
         Net cash provided by operating activities                          22,735,079
                                                                       ---------------
       CASH FLOWS FROM FINANCING ACTIVITIES:
         Cash received from merger                                             923,086
         Net proceeds from dollar roll transactions                          6,840,222
         Dividends paid from net investment income                         (30,454,768)
                                                                       ---------------
         Net cash and equivalents used in financing activities             (22,691,460)
                                                                       ---------------
         Net increase in cash and equivalents                                   43,619
         Cash at beginning of year                                                  --
                                                                       ---------------
         Cash at end of year                                           $        43,619
                                                                       ===============
       RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
         PROVIDED BY OPERATING ACTIVITIES:
         Net increase in net assets resulting from operations          $    32,428,163
         Increase in long-term investments                                 (36,687,342)
         Decrease in short-term investments                                    278,744
         Net realized loss on investments and forward commitments           (4,541,512)
         Net unrealized appreciation on investments                          3,453,793
         Change in:
            Receivable for investments sold                                (55,354,719)
            Net unrealized appreciation on interest rate swaps                (804,735)
            Interest receivable                                               (324,392)
            Payable for investments purchased                               34,394,131
            Payable for investments sold on a forward commitment
             basis                                                          49,837,158
            Accrued expenses                                                    55,790
                                                                       ---------------
         Net cash provided by operating activities                     $    22,735,079
                                                                       ===============
         * Purchases and proceeds include securities traded on a
           forward commitment basis that are not included in the
           Fund's portfolio turnover rate.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
-------------------------

For a share outstanding throughout each fiscal year:

                                                                           JANUARY 31,
                                                 ----------------------------------------------------------------
                                                     2002          2001          2000          1999          1998
                                                 --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year             $  11.14      $  10.56      $  11.46      $  11.91      $  11.87
                                                 --------      --------      --------      --------      --------
  Net investment income (a)                          0.97          0.95          0.95          0.92          0.98
  Net realized and unrealized gain (loss)            0.09          0.64         (0.83)        (0.43)         0.05
                                                 --------      --------      --------      --------      --------
  Net increase in net assets resulting from
    operations                                       1.06          1.59          0.12          0.49          1.03
  Less distributions:
    Dividends from net investment income            (1.00)        (1.01)        (1.02)        (0.94)        (0.99)
                                                 --------      --------      --------      --------      --------
  Net asset value, end of year                   $  11.20      $  11.14      $  10.56      $  11.46      $  11.91
                                                 ========      ========      ========      ========      ========
  Per share market value, end of year            $  10.90      $  10.35      $   9.13      $   9.88      $  11.16
                                                 ========      ========      ========      ========      ========
  Total return based on net asset value             10.23%        17.37%         2.70%         5.32%         9.66%
  Total return based on market price                15.46%        26.13%         2.99%        (3.11)%       14.76%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $382,831      $339,872      $322,211      $349,597      $363,428
  Ratio of total expenses to average net
    assets:
    With waiver and reimbursement                    1.15%(b)      1.19%         1.73%         1.31%         1.25%
    Without waiver and reimbursement                 1.18%(b)        --            --            --            --
  Ratio of interest expense to average net
    assets                                             --            --          0.57%         0.10%           --
  Ratio of net investment income to average
    net assets                                       8.74%(c)      8.95%         8.50%         7.93%         8.29%
  Portfolio turnover (d)                              211%           81%           74%          133%           29%

(a)Calculated using the average share method.
(b)Ratio includes merger related expenses of 0.04%.
(c)Ratio of net investment income to average net assets excluding merger related expenses is 8.78%.
(d)Does not include the effect of mortgage dollar roll transactions or forward commitment transactions.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Swap agreements are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities previously included in realized gain/loss, as part of interest income. Adopting these accounting principles did not affect the Fund's net asset value as it has always been the policy of

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the Fund to amortize market premiums on bonds and to classify prepayments received on mortgage-backed securities as part of investment income for financial reporting purposes.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 2002, the value of open forward sale commitments was $78,334,758 and proceeds from forward commitments were $78,851,492.

MORTGAGE DOLLAR ROLLS: The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
$6,535,201. At January 31, 2002, there were $350,364,357 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

SWAP AGREEMENTS: The Fund enters into swap agreements for investment, hedging and risk management purposes in an effort to preserve a return on a particular investment or a portion of its portfolio and as a technique for reducing or extending duration (i.e., price sensitivity to changes in interest rates). Interest rate swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating rate payments for fixed rate payments. Currency swaps involve the exchange of commitments to pay or receive interest based on that country's inter-bank offered rate versus the U.S. rate. Total return swaps involve the exchange of commitments to pay or receive interest and to pay or receive an amount, at termination, based upon the return of a particular index.

If forecasts of interest rates, the shape of the relevant yield curve, and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

At January 31, 2002, the Fund had entered into swaps with $115 million in notional amount. The swaps are U.S. dollar-denominated to avoid foreign currency exchange risk. The difference between interest rates received and paid by the Fund constitutes investment income and is shown as a component of interest income on the Statement of Operations of $2,197,948 for the period ended January 31, 2002. Net unrealized appreciation on swap positions was $2,959,750 at January 31, 2002.

LEVERAGE: Forward sale commitments, dollar rolls, swaps, reverse repurchase agreements and other transactions that are financed by the Fund result in leverage that the Fund employs for purposes of seeking to manage income and duration exposures of the Fund. However, the use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. As required by the Securities and Exchange

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Commission, the Fund segregated $278,525,761 in high credit quality, liquid investments against outstanding obligations, resulting in $147,651,129 net regulatory leverage at January 31, 2002.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its stockholders. Therefore, no Federal income tax provision is required. As of January 31, 2002, the Fund had capital loss carryovers of $5,812,727, $18,629,658, $1,736,003, $3,439,757 and $28,487,803,
which will expire on January 31, 2003, 2004, 2006, 2008 and 2009, respectively unless offset by future capital gains. During 2001, the Fund had a post-October loss amounting to $4,734,255. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles in the United States of America. Any such differences are due primarily to differing treatments for gains and losses, original issue discount accretion and excise tax regulations.

The tax character of distributions paid to shareholders during fiscal years ending 2002 and 2001 were as follows:

                 FISCAL 2002                                   FISCAL 2001
  ------------------------------------------    ------------------------------------------
   ORDINARY       LONG TERM                      ORDINARY       LONG TERM
    INCOME       CAPITAL GAIN       TOTAL         INCOME       CAPITAL GAIN       TOTAL
  -----------    ------------    -----------    -----------    ------------    -----------
  $30,454,768          --        $30,454,768    $30,943,021          --        $30,943,021

As of January 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                  UNREALIZED
   ORDINARY      LONG TERM       APPRECIATION
    INCOME      CAPITAL GAIN    (DEPRECIATION)       TOTAL
  ----------    ------------    --------------    -----------
  $2,144,751        --           $14,637,940      $16,782,691

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
CASH EQUIVALENTS: The Fund considers investments in money market funds and short-term investments to be cash equivalents.

2.   TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnished investment advice to the Fund and received a fee at the annualized rate of 0.95% of the Fund's average daily net assets during the fiscal year ended January 31, 2002. In connection with the merger of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") into the Fund, Dresdner RCM, agreed to waive its management fee in excess of a rate of 0.75% per annum for those assets of the Fund following the merger that exceeded the Fund's pre-merger net asset level. (see note 5.) Dresdner RCM, in addition, agreed to waive a portion of its management fee payable by the Fund during the first year following the merger as might be necessary to ensure that the Fund's total operating expenses for that year, plus nonrecurring merger-related expenses, would be at least $75,000 less than what the Fund's operating expenses were projected to be using an estimated expense ratio for the Fund computed on the assumption that the merger had not occurred. For the period from January 18, 2002 through January 31, 2002, Dresdner RCM waived $4,941 of its management fees payable by the Fund.

State Street Bank and Trust Company (the "Administrator") served as the Fund's administrator and accounting agent and received an administrator fee of 0.06% on the first $250 million of the Fund's average daily net assets, 0.03% on the next $250 million and 0.01% on the amounts thereafter and an accounting fee of $90,000 annually. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "non interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.   CAPITAL SHARES
At January 31, 2002, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 34,185,526 shares outstanding, of which 3,669,726 shares were issued in exchange of DSF assets. (see note 5.)

4.   PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended January 31, 2002, aggregated $90,498,449 and $95,005,115, respectively. Purchases and

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

4. PURCHASES AND SALES OF SECURITIES (CONTINUED) proceeds from sales of obligations of the U.S. Government and its agencies, other than short-term securities, dollar rolls and forward commitments for the period ended January 31, 2002, aggregated $1,393,376,711 and $1,253,897,912, respectively. At January 31, 2002, the aggregate cost of investments for federal income tax purposes was $708,563,150. Gross unrealized appreciation and depreciation of investments aggregated $16,283,940 and $1,646,000, respectively, resulting in net unrealized appreciation of $14,637,940 at January 31, 2002.

5.   MERGER
Effective January 18, 2002, in a statutory merger under Maryland law, the Fund acquired all of the assets and assumed all of the stated liabilities of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund"). The acquisition was accomplished by a tax-free exchange of 3,669,726 shares of the Fund (valued at $40,985,851) for 5,977,283 shares of DSF Fund outstanding on January 18, 2002. DSF Fund's net assets at that date ($40,985,851), included $99,270 of unrealized appreciation and $923,086 of cash. The aggregate net assets of the Fund and DSF Fund immediately before the merger were $340,820,019 and $40,985,851, respectively, resulting in aggregate net assets of the Fund of $381,805,870 immediately after the merger.

6.   SUBSEQUENT EVENT
Effective February 8, 2002, Pacific Investment Management Company LLC ("PIMCO"), an advisory affiliate of Dresdner RCM Global Investors LLC, assumed management responsibilities for the Fund pursuant to an interim investment management agreement. The interim investment management agreement will remain in effect for up to 150 days from its effective date, pending approval of a new investment management agreement between the Fund and PIMCO by stockholders of the Fund. The Board, including a majority of independent directors, approved the new investment management agreement with PIMCO on March 19, 2002 and expects to seek stockholder approval of the new investment management agreement at the 2002 Annual Meeting of Stockholders, which is expected to be held on or about June 21, 2002. In connection with approving the transition of Fund management to PIMCO, the Board also approved a change in the Fund's corporate name to "PIMCO Strategic Global Government Fund, Inc.", which became effective on March 19, 2002.

Under the terms of the interim investment management agreement approved by the Board, PIMCO will provide investment advisory services to the Fund for a fee calculated at an annual

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------

6.   SUBSEQUENT EVENT (CONTINUED)
rate of 0.85% of the Fund's net assets. The Board also approved an administrative services agreement pursuant to which PIMCO replaced State Street Bank and Trust Company as the Fund's administrator and provides certain administrative services to the Fund for a fee calculated at the annual rate of 0.05% of the Fund's net assets. The Fund's prior investment adviser and administrator charged fees at the approximate effective rates of 0.94% and 0.05% of average net assets for advisory and administrative services, respectively.

Pasi Hamalainen at PIMCO has been primarily responsible for the day-to-day management of the Fund's portfolio since February 8, 2002.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, and a member of PIMCO'S investment committee. Mr. Hamalainen joined PIMCO in 1994.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND
(FORMERLY RCM STRATEGIC GLOBAL GOVERNMENT FUND)
INDEPENDENT AUDITOR'S REPORT
------------------------------------

To the Board of Directors and Stockholders of the PIMCO Strategic Global Government Fund, Inc.
(Formerly RCM Strategic Global Government Fund, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and cash flows, and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Strategic Global Strategic Income Fund, Inc. (Formerly RCM Strategic Global Government Fund, Inc.) (the "Fund") at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets, cash flows and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[/s/ PricewaterhouseCoopers LLP]

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 19, 2002

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIRECTORS AND OFFICERS INFORMATION
--------------------------------------------
January 31, 2002 (Unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                        TERM OF                                         FUND COMPLEX         OTHER
       NAME,            POSITION      OFFICE AND                                         OVERSEEN BY     DIRECTORSHIPS
      ADDRESS           HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION           DIRECTOR/         HELD BY
      AND AGE           THE FUND      TIME SERVED           DURING PAST 5 YEARS            OFFICER      DIRECTOR/OFFICER
--------------------  -------------  -------------   ---------------------------------  -------------   ----------------
INTERESTED
DIRECTOR
Luke D. Knecht        Chairman and    Term: 3        Chairman and President, RCS Fund.        1              None
Age: 47               President       years          Member of the Board of Managers
Four Embarcadero                      Elected:       and Managing Director of Dresdner
San Francisco                         1999           RCM (since 1998); Director of DSF
CA 94111                                             Fund (1999-2002)(a closed-end
                                                     mutual fund managed by Dresdner
                                                     RCM); Chairman, Caywood Scholl
                                                     Capital Management (since 1998)
                                                     (institutional fixed income
                                                     investment advisor); Executive
                                                     Director, Russel Reynolds
                                                     Associates (1995-1997)(global
                                                     executive recruiting firm).

INDEPENDENT
DIRECTORS
James M. Whitaker     Director and    Term: 3        Director and Vice Chairman of the        1              None
Age: 58               Vice Chairman   years          Board, RCS Fund. Attorney at Law,
Four Embarcadero      of the Board    Elected:       sole practitioner (since 1972).
San Francisco                         1994
CA 94111
Francis E. Lundy      Director        Term: 3        Director, RCS Fund. Chairman and         1          Industrialex
Age: 63                               years          President, Technical                               Manufacturing
Four Embarcadero                      Elected:       Instrument -- San Francisco                            Corp.
San Francisco                         1994           (since 1976); Director,
CA 94111                                             Industrialex Manufacturing Corp.
                                                     (since June 2000) (coating and
                                                     application techniques for
                                                     electronics industry); Vice
                                                     President, Zygo Corp. (1996-1999)
                                                     (technology manufacturing and
                                                     sales).
Gregory S. Young      Director        Term: 3        Director, RCS Fund. Principal,           1              None
Age: 44                               years          Teton Capital Management (since
Four Embarcadero                      Elected:       1990) (private equity venture
San Francisco                         2001           capital)
CA 94111

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIRECTORS AND OFFICERS INFORMATION
--------------------------------------------
January 31, 2002 (Unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                        TERM OF                                         FUND COMPLEX         OTHER
       NAME,            POSITION      OFFICE AND                                         OVERSEEN BY     DIRECTORSHIPS
      ADDRESS           HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION           DIRECTOR/         HELD BY
      AND AGE           THE FUND      TIME SERVED           DURING PAST 5 YEARS            OFFICER      DIRECTOR/OFFICER
--------------------  -------------  -------------   ---------------------------------  -------------   ----------------
OFFICERS
George A. Rio         Chief           Since 1998     Senior Vice President, Business          1              N/A
Age: 46               Financial                      Development at BISYS Fund
60 State St, Suite    Officer                        Services, an affiliate of Fund
1300                                                 Distributors, Inc. ("FDI")(since
Boston                                               April 2001); Executive Vice
MA 02109                                             President and Client Service
                                                     Director of FDI (April 1998 to
                                                     April 2001); Senior Vice
                                                     President and Senior Key Account
                                                     Manager for Putnam Mutual Funds
                                                     (June 1995 to March 1998).
Robert J. Goldstein   Secretary       Since 2000     Director and General Counsel,            1              N/A
Age: 38                                              Dresdner RCM (since July 2001);
Four Embarcadero                                     Director and Associate General
San Francisco                                        Counsel, Dresdner RCM (January
CA 94111                                             1997 to June 2001); Associate
                                                     with law firm of Weil, Gotshal &
                                                     Manges (September 1990-December
                                                     1996).
Steven L. Wong        Treasurer       Since 2000     Assistant Director and Manager of        1              N/A
Age: 34                                              Fund Administration, Dresdner RCM
Four Embarcadero                                     (since December 1994).
San Francisco
CA 94111
Karen Jacoppo-Wood    Vice            Since 1998     Counsel and an officer of certain        1              N/A
Age: 34               President                      investment companies distributed
60 State St, Suite    and Assistant                  or administered by BISYS Fund
1300                  Secretary                      Services, an affiliate of FDI
Boston                                               (since April 2001); Vice
MA 02109                                             President and Senior Counsel of
                                                     FDI and an officer of certain
                                                     investment companies distributed
                                                     by FDI (February 1996 to April
                                                     2001); Manager of SEC
                                                     Registration, Scudder, Stevens &
                                                     Clark, Inc. (June 1994 1994 to
                                                     January 1996)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIRECTORS AND OFFICERS INFORMATION
--------------------------------------------
January 31, 2002 (Unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                        TERM OF                                         FUND COMPLEX         OTHER
       NAME,            POSITION      OFFICE AND                                         OVERSEEN BY     DIRECTORSHIPS
      ADDRESS           HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION           DIRECTOR/         HELD BY
      AND AGE           THE FUND      TIME SERVED           DURING PAST 5 YEARS            OFFICER      DIRECTOR/OFFICER
--------------------  -------------  -------------   ---------------------------------  -------------   ----------------
Mary A. Nelson        Vice            Since 1998     Senior Vice President and an             1              N/A
Age: 37               President                      officer of certain investment
60 State St, Suite    and Assistant                  companies distributed or
1300                  Treasurer                      administered by BISYS Fund
Boston                                               Services, an affiliate of FDI
MA 02109                                             (since April 2001); Senior Vice
                                                     President and Manager of
                                                     Financial Services of FDI (May
                                                     2000 to April 2001); Vice
                                                     President and Manager of
                                                     Operations and Treasury Services
                                                     of FDI and an officer of certain
                                                     investment companies distributed
                                                     by FDI (August 1994 to April
                                                     2000).
Glen M. Wong          Assistant       Since 2000     Manager of Fund Administration,          1              N/A
Age: 39               Treasurer                      Dresdner RCM (since July 1999);
Four Embarcadero                                     Financial Reporting Supervisor at
San Francisco                                        Supervisor at Fremont Mutual
CA 94111                                             Funds Inc. (July 1996 to June
                                                     1999); Accountant, The Permanente
                                                     Medical Group, Inc. (July 1995 to
                                                     July 1996).

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
-------------------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Dividends and capital gains that are reinvested through the Plan will be realized as taxable income by participating stockholders, even though they will receive no cash distribution from the Fund.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STOCKHOLDER MEETING RESULTS
------------------------------------
(Unaudited)

The Annual Meeting of Stockholders of RCM Strategic Global Government Fund, Inc. (the "Fund") was held on Tuesday, November 20, 2001, and reconvened on November 26, 2001, November 28, 2001 and December 3, 2001. The number of shares issued, outstanding and eligible to vote as of the record date (October 1, 2001) was 30,515,800. Present were 29,906,576.759 shares represented by 138 proxies or 98.00% of the eligible shares tabulated. The matters voted upon by Stockholders and the resulting votes for each matter are presented below:

1. The Merger of the Fund with Dresdner RCM Global Strategic Income Fund, Inc. pursuant to an Agreement and Plan of Merger and Contingent Liquidation dated August 2, 2001 was approved. The votes were cast: For (15,383,306.991), Against (454,498.116), Abstain (852,988.652), Del N-Vote (13,215,783).

2. An Investment Management Agreement between the Fund and Dresdner RCM Global Investors LLC, with an initial term expiring on December 31, 2001, was approved. The votes were cast: For (28,622,618.395), Against (448,641.712), Abstain (835,316.652).

3. Francis E. Lundy and Gregory S. Young were re-elected to the Board of Directors, each for a term to expire in 2004 or until his successor is duly elected and qualified. The votes were cast:

Francis E. Lundy           For (29,252,220.759)       Withheld (654,356).
Gregory S. Young           For (29,250,920.759)       Withheld (655,656).

Luke D. Knecht and James M. Whitaker continued in office as Directors.

The 2002 Annual Meeting of Stockholders of the Fund is currently expected to be held on or about June 21, 2002. In order for a Stockholder proposal to be considered for inclusion in the Fund's proxy materials relating to the 2002 Annual Meeting, it must be received by the Secretary of the Fund, Garlin G. Flynn, at the Fund's executive offices no later than April 15, 2002. The address of the Fund's executive offices is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

                 (This page has been left blank intentionally.)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CORPORATE INFORMATION
----------------------------

DIRECTORS

Luke D. Knecht, Chairman and President
Francis E. Lundy
James M. Whitaker
Gregory S. Young

OFFICERS

George A. Rio
 Chief Financial Officer
Robert J. Goldstein
 Secretary
Steven L. Wong
 Treasurer
Karen Jacoppo-Wood
 Vice President and Assistant Secretary
Mary A. Nelson
 Vice President and Assistant Treasurer
Glen M. Wong
 Assistant Treasurer

INVESTMENT MANAGER (THROUGH 2/8/02)

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

INVESTMENT MANAGER (SINCE 2/8/02)

PIMCO
840 Newport Center Drive
Newport Beach, CA 92660
ADMINISTRATOR AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

TRANSFER AGENT

Equiserve
150 Royall St.
Canton, Massachusetts 02021
(800) 730-6001

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

RCM STRATEGIC  GLOBAL
GOVERNMENT FUND, INC .


MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCM STGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS. "THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE STOCKHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR STOCKHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400or visit the Website at www.rcsfund.com.




INVESTMENT MANAGER: (THROUGH 2/8/02)        INVESTMENT MANAGER: (SINCE 2/8/02)
DRESDNER RCM GLOBAL INVESTORS LLC           PIMCO
FOUR EMBARCADERO CENTER                     840 NEWPORT CENTER DRIVE
SAN FRANCISCO, CALIFORNIA 94111             NEWPORT BEACH, CALIFORNIA 92660